                                  EXHIBIT 99.2

             UNAUDITED INTERIM FINANCIAL STATEMENTS OF SAFETY FUND
                              AS OF MARCH 31, 1996

                          THE SAFETY FUND CORPORATION
                          CONSOLIDATED BALANCE SHEETS
_______________________________________________________________________________

                                                              MARCH 31,    DECEMBER 31,
                                                                1996           1995
                                                          ------------------------------
ASSETS
Cash and due from banks                                     $ 11,273,097   $ 13,305,505
Federal funds sold                                             7,300,000      2,500,000
Investment securities available for sale (amortized cost
    of $55,838,968 in 1996 and $62,427,502 in 1995)           56,340,118     63,737,909
Investment securities held to maturity (market value
    of $57,853,257 in 1996 and $41,024,069 in 1995)           58,291,919     39,924,078
Loans                                                        155,191,032    160,433,831
Less allowance for possible loan losses                       (6,977,286)    (7,350,150)
                                                          ------------------------------
            Net loans                                        148,213,746    153,083,681
                                                          ------------------------------
Premises and equipment, net                                    9,392,499      9,638,596
Accrued interest receivable                                    2,886,491      2,473,884
Other real estate owned, net                                     151,809         50,000
Deferred income tax asset, net                                 2,055,393      1,665,799
Other assets                                                   1,235,134      1,103,800
                                                          ------------------------------
            Total assets                                    $297,140,206   $287,483,252
                                                          ==============================

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Deposits:
      Interest bearing                                      $187,001,375   $184,897,462
      Noninterest bearing                                     65,510,848     67,891,000
                                                          ------------------------------
            Total deposits                                   252,512,223    252,788,462
   Securities sold under repurchase agreements                18,617,807     11,119,611
   Treasury tax and loan notes                                 3,304,639      1,156,804
   Other liabilities                                           1,243,320      1,031,315
                                                          ------------------------------
            Total liabilities                                275,677,989    266,096,192
                                                          ------------------------------
Commitments and contingencies
Stockholders' equity:
   Preferred stock, $10 par value;
      100,000 shares authorized, none issued
   Common stock, $5 par value;
      3,200,000 shares authorized
      1,660,665 issued and outstanding                         8,303,325      8,303,325
   Surplus                                                     7,584,846      7,584,846
   Retained earnings                                           5,380,304      4,815,433
   Net unrealized gain on investment securities
      available for sale                                         193,742        683,456
                                                          ------------------------------
            Total stockholders' equity                        21,462,217     21,387,060
                                                          ------------------------------
            Total liabilities and stockholders' equity      $297,140,206   $287,483,252
                                                          ==============================

                          THE SAFETY FUND CORPORATION
                     CONSOLIDATED STATEMENTS OF OPERATIONS
________________________________________________________________________________

                                                            THREE MONTHS ENDED MARCH 31,
                                                                   1996       1995
                                                            ----------------------------
Interest income:
   Interest on loans                                            $3,641,350   $3,467,820
   Interest and dividends on investment securities:
      Available for sale                                           910,897      840,597
      Held to maturity                                             866,066      794,874
   Interest on federal funds sold                                   43,353       20,385
                                                            ----------------------------
            Total interest income                                5,461,666    5,123,676
                                                            ----------------------------
Interest expense:
   Interest on deposits                                          1,798,024    1,554,336
   Interest on borrowed funds                                      168,771      191,092
                                                            ----------------------------
            Total interest expense                               1,966,795    1,745,428
                                                            ----------------------------
Net interest income                                              3,494,871    3,378,248
Provision for possible loan losses                                  75,000      525,000
                                                            ----------------------------
Net interest income after provision for possible loan losses     3,419,871    2,853,248
                                                            ----------------------------
Noninterest income:
   Trust fees                                                      559,051      519,462
   Service fees                                                    294,252      258,383
   Gains on loans sold, net                                              0          709
   Gains on sales of investment securities
      available for sale, net                                            0          781
   Other                                                           235,126      160,733
                                                            ----------------------------
            Total noninterest income                             1,088,429      940,068
                                                            ----------------------------
Noninterest expense:
   Salaries and wages                                            1,451,452    1,474,866
   Employee benefits                                               348,229      339,678
   Occupancy, net                                                  266,418      258,405
   Equipment                                                       290,001      292,738
   Professional fees                                               195,026      198,059
   Marketing                                                       144,972      162,013
   Expenses related to proposed merger                             324,873            0
   Deposit insurance                                                18,066      141,852
   Other real estate owned, net                                     30,371       17,574
   Directors' fees                                                  64,800       61,300
   Other                                                           484,221      498,049
                                                            ----------------------------
            Total noninterest expense                            3,618,429    3,444,534
                                                            ----------------------------
Income before income taxes                                         889,871      348,782
Income tax expense                                                 325,000      130,800
                                                            ----------------------------
Net income                                                      $  564,871   $  217,982
                                                            ============================
Net income per common share                                           $.34         $.13
Weighted average shares outstanding                              1,660,665    1,657,120

                          THE SAFETY FUND CORPORATION
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
________________________________________________________________________________

                                          Common                      Retained
                                          Stock         Surplus       Earnings        Other        Total
                                      -------------  -------------  -------------  -----------  ------------
Balance December 31, 1995               $8,303,325     $7,584,846     $4,815,433    $ 683,456   $21,387,060

Net income                                   -              -            564,871        -           564,871

Reduction in unrealized gain on
investment securities available for
sale, net of income taxes                    -              -              -         (489,714)     (489,714)
                                      -------------  ------------- -------------  ------------  ------------
Balance, March 31, 1996                 $8,303,325     $7,584,846     $5,380,304    $ 193,742   $21,462,217
                                      =============  ============= =============  ============  ============

                          THE SAFETY FUND CORPORATION
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
________________________________________________________________________________

                                                                               THREE MONTHS ENDED MARCH 31,
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:                               1996             1995
                                                                              -------------    -------------
   Net income                                                                 $    564,871      $   217,982
   Adjustments to reconcile net income to net cash
         provided (used) by operating activities:
      Proceeds from sale of mortgage loans                                           -               78,009
      Origination of mortgage loans held for sale                                    -              (77,300)
      Repurchase of mortgage loans previously sold                                   -             (222,788)
      Gains on mortgage loans sold, net                                              -                 (709)
      Depreciation and amortization                                                289,996          300,312
      Gains on sales of investment securities available for sale, net                -                 (781)
      Amortization (accretion) of bond premiums and discounts, net                   3,720          (50,685)
      Provision for possible losses on loans and other real estate owned            75,000          541,333
      Increase in accrued interest receivable                                     (412,607)        (521,505)
      (Increase) decrease in other assets, net                                    (308,143)         218,682
      Increase (decrease) in other liabilities                                     212,005          (94,985)
                                                                            ---------------    -------------
   Net cash provided by operating activities                                       424,842          387,565
                                                                            ---------------    -------------
CASH FLOWS PROVIDED (USED) BY INVESTING ACTIVITIES:
      Proceeds from sales of investment securities available for sale                -            6,632,345
      Proceeds from maturities of investment securities available for sale       9,000,000        2,000,000
      Proceeds from maturities of investment securities held to maturity         5,294,739          179,954
      Purchase of investment securities available for sale                      (2,430,078)           -
      Purchase of investment securities held to maturity                       (23,642,739)           -
      Increase in federal funds sold                                            (4,800,000)      (3,200,000)
      (Increase) decrease in loans outstanding                                   4,794,935       (7,316,327)
      Purchases of premises and equipment                                          (43,899)        (249,535)
                                                                            ---------------    -------------
   Net cash used by investing activities                                       (11,827,042)      (1,953,563)
                                                                            ---------------    -------------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
      Increase (decrease) in securities sold under repurchase agreements         7,498,196       (7,418,960)
      Increase (decrease) in treasury tax and loan notes                         2,147,835       (1,378,013)
      Increase (decrease) in deposits                                             (276,239)       9,812,230
                                                                            ---------------    -------------
   Net cash provided by financing activities                                     9,369,792        1,015,257
                                                                            ---------------    -------------
DECREASE IN CASH AND DUE FROM BANKS                                             (2,032,408)        (550,741)
CASH AND DUE FROM BANKS, BEGINNING OF YEAR                                      13,305,505       15,223,830
                                                                            ---------------    -------------
CASH AND DUE FROM BANKS, END OF PERIOD                                        $ 11,273,097      $14,673,089
                                                                            ===============    =============
Supplemental disclosures of cash flow information:
Cash paid during quarter for:
      Interest                                                                $  1,914,509      $ 1,628,364
      Income taxes                                                                 288,000          141,901
Non-cash transactions:
      Transfers from loans to other real estate owned                              101,809            -

                          THE SAFETY FUND CORPORATION
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                MARCH 31, 1996

1. The financial information furnished herein reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of the financial position and results of operations for interim periods. All such adjustments consist of normal recurring accruals.

2. Results of operations for the three month period ended March 31, 1996 are not necessarily indicative of the results to be expected for the entire year.

3. The accompanying consolidated financial statements should be read in conjunction with the consolidated financial statements included in the Form 10-KSB for the year ended December 31, 1995.

4. Financial statements for interim periods, by their very nature, require estimations which may result in greater imprecision than those associated with annual audited financial statements.

5. Earnings per share are based upon the weighted average number of shares outstanding during the period.

6. In accordance with the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", the Company has a net deferred tax asset. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of March 31, 1996, the Company had established a valuation allowance of $424,059 ($499,059 at December 31, 1995).

7. The "net unrealized gain on investment securities available for sale" included in the stockholders' equity section of the Company's balance sheet as of March 31, 1996 consists of three components:


       Net unrealized gain on investment securities
       available for sale, net of deferred income
       taxes of $197,954                                      $ 303,196

       Net unrealized loss related to investment
       securities transferred during 1994 from the
       available for sale portfolio to the held to
       maturity portfolio, net of deferred income
       taxes of $188,595                                       (288,861)

       Net unrealized gain related to investment
       securities transferred during 1995 from the
       available for sale portfolio to the held to
       maturity portfolio, net of deferred income
       taxes of $117,133                                        179,407
                                                              ----------
                                                              $ 193,742
                                                              ==========

8. As of March 31, 1996, the Company had commitments to extend credit of approximately $33 million.

                                       -6-